Exhibit 10.1

Execution Version

$250,000,000

REX ENERGY CORPORATION

8.875% Senior Notes due 2020

Purchase Agreement

December 7, 2012

Wells Fargo Securities, LLC

KeyBanc Capital Markets Inc.

SunTrust Robinson Humphrey, Inc.

RBC Capital Markets, LLC

As Representatives of the several

Initial Purchasers listed in Schedule 1 hereto

c/o Wells Fargo Securities, LLC

One Wells Fargo Center

301 South College Street

Charlotte, NC 28288

Ladies and Gentlemen:

Rex Energy Corporation, a Delaware corporation (the “Company”), proposes to issue and sell to the several purchasers named in Schedule 1 hereto (the “Initial Purchasers”), for whom you are acting as representatives (the “Representatives”), $250,000,000 aggregate principal amount of its 8.875% Senior Notes due 2020 (the “Notes”), which will be unconditionally guaranteed on a senior unsecured basis as to principal, premium, if any, and interest (the “Guarantees” and, together with the Notes, the “Securities”) by the subsidiaries of the Company listed in Schedule 2 hereto (each individually, a “Guarantor” and collectively, the “Guarantors”). The Company and the Guarantors are referred to collectively as the “Rex Parties.” The Guarantors, together with Rex Energy Rockies, LLC, a Delaware limited liability company, Butler Gas Processing LLC, a Delaware limited liability company, Rex Energy Marketing, LLC, a Delaware limited liability company, NorthStar #3, LLC, a Delaware limited liability company (“NorthStar”), Water Solutions Holdings, LLC, a Delaware limited liability company (“Water Solutions”), Keystone Clearwater Solutions, LLC, a Delaware limited liability company (“Keystone Clearwater”), and Cocoa Properties I, LLC, a Delaware limited liability company, are referred to collectively as the “Subsidiaries.” The Company and the Subsidiaries are referred to collectively as the “Rex Entities.” The Securities will be issued pursuant to an Indenture (the “Indenture”) to be dated as of the Closing Date (as defined in Section 1) among the Rex Parties and Wilmington Trust, National Association, as trustee (the “Trustee”). The Notes will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (“DTC”) pursuant to a blanket letter of representations from the Company.

The Securities will be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the “Securities Act”), to qualified institutional buyers in compliance with the exemption from registration provided by Rule 144A under the Securities Act and in offshore transactions in reliance on Regulation S under the Securities Act (“Regulation S”). The Initial Purchasers have advised the Company that they will offer and sell the Notes purchased by them hereunder in accordance with Section 1 hereof as soon as the Representatives deem advisable.

The holders of the Notes will be entitled to the benefits of a registration rights agreement, to be dated as of the Closing Date, among the Initial Purchasers and the Rex Parties (the “Registration Rights Agreement”), pursuant to which the Rex Parties will agree to file with the Securities and Exchange Commission (the “Commission”) (i) a registration statement under the Securities Act relating to another series of debt securities of the Company and the guarantees of the Guarantors under the Indenture, each respectively with terms substantially identical to the Notes (the “Exchange Notes”) and the Guarantees (the “Exchange Guarantees”) to be offered in exchange for the Notes and the Guarantees (the “Exchange Offer”), and (ii) to the extent required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Securities Act relating to the resale by certain holders of the Notes, and in each case, to use their commercially reasonable efforts to cause such registration statements to be declared effective. The Exchange Notes and the Exchange Guarantees are herein collectively referred to as the “Exchange Securities.”

This Agreement, the Registration Rights Agreement, the Indenture and the Notes are hereinafter collectively referred to as the “Transaction Documents” and the execution and delivery of the Transaction Documents and the transactions contemplated herein and therein are hereinafter referred to as the “Transactions.”

In connection with the sale of the Notes, the Company has prepared a preliminary offering memorandum, dated November 13, 2012 (the “Preliminary Memorandum”), the Offering Memorandum (as defined below) and a Final Memorandum (as defined below), dated the date hereof. Each of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum is referred to herein as a “Memorandum.” Each Memorandum sets forth certain information concerning the Company, the Notes, the Transaction Documents and the Transactions for use by the Initial Purchasers in connection with the solicitation of offers for or sales of the Securities. The Company hereby confirms that it has authorized the use of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum, and any amendment or supplement thereto, in connection with the offer and sale of the Notes by the Initial Purchasers.

At or prior to the time when the sales of the Notes were first made (the “Time of Sale”), the Company has prepared and delivered to the Initial Purchasers a pricing supplement (the “Pricing Supplement”) dated December 7, 2012, in the form attached as Schedule 3 hereto. The Pricing Supplement together with the Preliminary Memorandum is referred to herein as the “Offering Memorandum.”

Promptly after the Time of Sale and in any event no later than the second Business Day following the Time of Sale, the Company will prepare and deliver to each Initial Purchaser a Final Offering Memorandum (the “Final Memorandum”), which will consist of the Preliminary Offering Memorandum with such changes therein as are required to reflect the information contained in the Pricing Supplement, and from and after the time such Final Memorandum is delivered to each Initial Purchaser, all references herein to the Offering Memorandum shall be deemed to be a reference to both the Offering Memorandum and the Final Memorandum.

All references herein to the terms “Offering Memorandum” and “Final Memorandum” shall be deemed to mean and include all information filed under the Securities Exchange Act of 1934 (as amended, the “Exchange Act,” which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Sale and incorporated by reference in the Offering Memorandum (including the Preliminary Memorandum) or the Final Memorandum (as the case may be), and all references herein to the terms “amend,” “amendment” or “supplement” with respect to the Final Memorandum shall be deemed to mean and include all information filed under the Exchange Act after the Time of Sale and incorporated by reference in the Final Memorandum.

Douglas Oil & Gas Limited Partnership, a Delaware limited partnership, Douglas Westmoreland Limited Partnership, a Delaware limited partnership, Midland Exploration Limited Partnership, a Delaware limited partnership, New Albany-Indiana, LLC, a Delaware limited liability company, Rex Energy Limited Partnership, a Delaware limited partnership, Rex Energy II Limited Partnership, a Delaware limited partnership, Rex Energy III LLC, a Delaware limited liability company, Rex Energy II Alpha Limited Partnership, a Delaware limited partnership, Rex Energy Royalties Limited Partnership, a Delaware limited partnership, PennTex Resources Illinois, Inc., a Delaware corporation, PennTex Resources, L.P., a Texas limited partnership, Penn Tex Energy, Inc., a Delaware corporation, Rex Energy IV, LLC, a Delaware limited liability company, and Rex Energy Operating Corp., a Delaware corporation, are collectively referred to herein as the “Founding Companies.”

1. Purchase of the Securities by the Initial Purchasers; Delivery and Payment. (a) The Company, on the basis of the representations, warranties and agreements set forth herein and subject to the terms and conditions set forth herein, agrees to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the terms and conditions set forth herein, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Initial Purchaser’s name in Schedule 1 hereto at a price equal to 97.38% of the principal amount thereof plus accrued interest, if any, from December 12, 2012 to the Closing Date. The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

(b) The Company acknowledges and agrees that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

(c) Payment for and delivery of the Securities will be made at the offices of Vinson & Elkins L.L.P., 1001 Fannin, Suite 2500, Houston, Texas 77002, at 9:00 A.M., local time, on December 12, 2012, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

(d) Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representatives against delivery of the Notes through the facilities of DTC, for the account of the Initial Purchasers. Concurrently, the Company will deliver to the Trustee, as custodian for DTC, one or more global notes representing the Securities, with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company.

2. Representations and Warranties of the Rex Parties. The Rex Parties jointly and severally represent and warrant to, and agree with each Initial Purchaser that:

(a) Offering Memorandum. The Offering Memorandum at the Time of Sale and at the Closing Date, and the Final Memorandum as of its date and at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations or warranties set forth in this paragraph shall not apply to statements in or omissions from any Memorandum made in reliance upon and in conformity with information furnished in writing to the Company by the Initial Purchasers through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described in Section 6(b) hereof.

(b) Company Written Communication. The Rex Parties (including their agents and representatives, other than the Initial Purchasers in their capacity as such) have not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below), a “Company Written Communication”) other than (i) the Preliminary Memorandum, (ii) the Final Memorandum, (iii) the Pricing Supplement, which constitutes part of the Offering Memorandum, and (iv) any electronic road show or other written communications, in each case approved in writing in advance by the Representatives in accordance with Section 3(c) and, such Company Written Communication when taken together with the Offering Memorandum, did not at the Time of Sale, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Rex Parties make no representation and warranty with respect to any statements or omissions made in each such Company Written Communication in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Company in writing by such Initial Purchaser through the Representatives expressly for use in any Company Written Communication, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described in Section 6(b) hereof.

(c) Incorporated Documents. The documents incorporated by reference in the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum (the “Incorporated Documents”), when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or Exchange Act, as applicable, and none of such documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Preliminary Memorandum, the Offering Memorandum or the Final Memorandum, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d) Financial Statements. The historical financial statements of the Company included or incorporated by reference in each of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum, together with the related schedules and notes, comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and fairly present in all material respects the financial condition of the Company on a historical consolidated and combined basis as of the respective dates indicated; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise indicated in the notes thereto). The historical financial data of the Founding Companies included or incorporated by reference into each of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum fairly present in all material respects the information shown therein and have been compiled on a basis consistent with that of the historical financial statements of the Company included or incorporated by reference in each of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum and the audited financial statements of the Founding Companies. The other financial information included or incorporated by reference in the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum has been derived from the accounting records of the Rex Entities and the Founding Companies, as the case may be, and present fairly, in all material respects, the information shown thereby. The Rex Entities do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed or incorporated by reference in each of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum. The interactive data in eXtensible Business Reporting Language (“XBRL”) incorporated by reference in the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum fairly presents the financial information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(e) No Material Adverse Change. None of the Rex Entities has sustained since the date of the last audited financial statements included or incorporated by reference in each of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum any loss or interference with its business material to the Rex Entities considered as a whole, otherwise than as set forth or contemplated in each of the Offering Memorandum and the Final Memorandum. Since the respective dates as of which information is given in each of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum, there has not been any (i) material change in the capitalization of the Rex Entities, (ii) material increase in the aggregate in the consolidated short-term or long-term debt of the Company, (iii) transaction that is material to the Rex Entities contemplated or entered into by any of the Rex Entities, (iv) obligation, contingent or otherwise, directly or indirectly incurred by any Rex Entity that is material to the Rex Entities taken as a whole or (v) dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, in each case otherwise than as set forth or contemplated in each of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum.

(f) Organization and Good Standing of the Company. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with the requisite power and authority to own and lease its properties and conduct its business as described in each of the Offering Memorandum and the Final Memorandum. The Company is duly qualified to do business and in good standing as a foreign corporation in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, properties, prospects, results of operations or stockholders’ equity, of the Rex Entities, taken as a whole, in each case other than as a result of an event, circumstance or condition applicable to the oil and gas industry as a whole (a “Material Adverse Effect”).

(g) Organization and Good Standing of the Subsidiaries. Each Subsidiary has been duly organized, is validly existing and in good standing as a corporation or limited liability company, as applicable, under the laws of the jurisdiction of its organization, as applicable, with the requisite power and authority (corporate or limited liability company, as applicable) to own and lease its properties and conduct its business as described in each of the Offering Memorandum and the Final Memorandum. Each Subsidiary is duly qualified to do business as a foreign corporation or limited liability company, as applicable, in good standing in all jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(h) Ownership. As of the Closing Date, the Company will not own, directly or indirectly, an equity interest in any corporation, association or other entity other than the Subsidiaries and RW Gathering, LLC, a Delaware limited liability company (“RW Gathering”). As of the Closing Date, the Company will not control, directly or indirectly, any corporation, association or other entity other than the Subsidiaries. Except for NorthStar, Water Solutions, Keystone Clearwater and Cocoa Properties, all of the

outstanding capital stock or other equity interests, as applicable, of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, as of the Closing Date, will be owned by the Company, directly or indirectly through subsidiaries, free and clear of all liens, encumbrances, equities or claims, except for any security interests covering the outstanding capital stock or other equity interests, as applicable, of any Subsidiary granted by the Company or any Subsidiary to the lenders under the Credit Facilities (as such term is hereinafter defined). As of the date hereof and as of the Closing Date, the Company, directly or indirectly, will own a 51% equity interest in NorthStar and an 80% equity interest in Water Solutions, which in turn owns a 100% equity interest in Keystone Clearwater and Cocoa Properties; all of the equity interests of NorthStar, Water Solutions, Keystone Clearwater and Cocoa Properties in which the Company owns a beneficial interest, directly or indirectly through subsidiaries, have been duly authorized and validly issued, are fully paid and nonassessable and, as of the Closing Date, will be owned by the Company, directly or indirectly through subsidiaries, free and clear of all liens, encumbrances, equities or claims, except for any security interests covering the outstanding equity interests of NorthStar, Water Solutions, Keystone Clearwater or Cocoa Properties granted by the Company or any Subsidiary to the lenders under the Credit Facilities (as such term is hereinafter defined). The Company owns a 40% equity interest in RW Gathering; all of the equity interests of RW Gathering in which the Company owns a beneficial interest, directly or indirectly through subsidiaries, have been duly authorized and validly issued, are fully paid and nonassessable and, as of the Closing Date, will be owned by the Company, directly or indirectly through subsidiaries, free and clear of all liens, encumbrances, equities or claims, except for any security interests covering the outstanding equity interests of RW Gathering granted by any Rex Entity to the lenders under the Credit Facilities (as such term is hereinafter defined).

(i) Capitalization. The duly authorized, issued and outstanding capitalization of the Company is as set forth under the caption “Capitalization” in each of the Offering Memorandum and the Final Memorandum as of the date set forth therein; all of the issued and outstanding shares of capital stock of the Company on the date hereof are duly authorized and validly issued, fully paid and nonassessable, are free of any preemptive rights, rights of first refusal or similar rights, were issued and sold in compliance with applicable federal and state securities laws and conform in all material respects to the description thereof in each of the Offering Memorandum and the Final Memorandum; except as described in each of the Offering Memorandum and the Final Memorandum, there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments, plans or arrangements to issue any shares of capital stock of the Company or any security convertible or exchangeable or exercisable for capital stock of the Company.

(j) Due Authorization. Each of the Rex Parties has full right, power and authority to execute and deliver the Transaction Documents to which it is a party and to perform its obligations thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the Transactions has been, or as of the Closing Date will have been, duly and validly taken.

(k) The Indenture. The Indenture has been duly authorized by the Rex Parties and, at the Closing Date, will have been validly executed and delivered by them, and, assuming due authorization, execution and delivery by the Trustee, will constitute a valid and legally binding agreement of the Rex Parties enforceable against the Rex Parties in accordance with its terms; provided that such enforceability may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and contribution and an implied covenant of good faith and fair dealing (collectively, the “Enforceability Exceptions”).

(l) The Notes. The Notes have been duly authorized by the Company for issuance and sale to the Initial Purchasers pursuant to this Agreement and the Indenture and, when duly and validly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(m) The Exchange Notes. The Exchange Notes have been duly authorized by the Company for issuance and sale and, when duly and validly executed, authenticated, issued and delivered as provided in the Indenture, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(n) The Guarantees. Each Guarantee has been duly authorized for issuance and sale to the Initial Purchasers pursuant to this Agreement and the Indenture by each of the Guarantors and, when the Notes have been validly issued, executed and authenticated in accordance with the terms of the Indenture and paid for and delivered as provided herein, such Guarantee will constitute a valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(o) The Exchange Guarantees. Each Exchange Guarantee has been duly authorized by each of the Guarantors for issuance and sale and, when the Exchange Notes have been validly issued, executed and authenticated in accordance with the terms of the Indenture, such Exchange Guarantee will constitute a valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(p) The Registration Rights Agreement. The Registration Rights Agreement has been duly authorized by each of the Rex Parties and, when executed and delivered by the parties thereto at the Closing Date, will have been validly executed and delivered in accordance with its terms by each of the Rex Parties, and, assuming due authorization, execution and delivery by the other parties thereto, will constitute a valid and legally binding agreement of each of the Rex Parties enforceable against the Rex Parties in accordance with its terms, subject to the Enforceability Exceptions.

(q) Purchase Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the Rex Parties.

(r) Trust Indenture Act. The Indenture conforms in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”) and to the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

(s) Description of Transaction Documents. The statements set forth in the Offering Memorandum under the caption “Description of Notes,” insofar as they purport to constitute a summary of the terms of the Notes and the Registration Rights Agreement, are accurate in all material respects.

(t) No Violation or Default. None of the Rex Entities (i) is in violation of its certificate of incorporation, by-laws, certificate of formation, limited liability company agreement or similar organizational documents, as applicable, (ii) is in default (or, with the giving of notice or lapse of time or both, would be in default) under any indenture, mortgage, deed of trust, lease, loan agreement or other agreement or instrument to which any of the Rex Entities is a party or by which any of the Rex Entities is bound or to which any of the property or assets of the Rex Entities is subject, or (iii) is in violation of any law or statute or any judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the cases of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(u) No Conflicts. The execution, delivery and performance (subject to the Enforceability Exceptions) by each of the Rex Parties of each of the Transaction Documents to which it is a party, the issuance of the Securities and the Exchange Securities and compliance by the Rex Parties with the terms thereof and the consummation of the Transactions (including the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in the Offering Memorandum and the Final Memorandum) does not and will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Rex Entities, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which any of the Rex Entities is a party or by which any of the Rex Entities is bound or to which any of the property or assets of the Rex Entities is subject; (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Rex Entities; or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Rex Entities or any of their respective properties or assets, except with respect to clauses (i) and (iii), for such conflicts, breaches, violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(v) No Consents Required. Except for (i) such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required (A) under applicable state securities or “Blue Sky” laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (B) with respect to the Exchange Securities under the Securities Act, the Trust Indenture Act and applicable state securities or “Blue Sky” laws as contemplated by the Registration Rights Agreement, (ii) such consents that have been, or prior to the Closing Date will have been, obtained and (iii) such consents that, if not obtained, would not reasonably be expected to have a Material Adverse Effect, no consent, approval, authorization or order of, or filing or registration with, any governmental agency or body or any court having jurisdiction over any of the Rex Entities or any of their respective properties is required in connection with the offering, issuance and sale of the Securities by the Rex Parties in the manner contemplated herein or in the Offering Memorandum, the execution, delivery and performance of this Agreement, the Indenture, the Notes and the Registration Rights Agreement by the Rex Parties or the consummation by the Rex Parties of the transactions contemplated hereby or thereby.

(w) Legal Proceedings. Except as described in each of the Offering Memorandum and the Final Memorandum, there are no legal, governmental or regulatory investigations, actions, suits, arbitrations or other proceedings pending as to which the any of the Rex Entities is a party or of which any property of the Rex Entities is the subject that, if determined adversely to the Rex Entities, would reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect or would reasonably be expected to adversely affect the ability of each of the Rex Parties to perform its obligations under the Transaction Documents; and no such actions, suits or proceedings are, to the Company’s knowledge, threatened. No labor dispute with the employees of the Rex Entities exists or, to the knowledge of the Company, is threatened or imminent that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(x) Independent Accountants. Each of Malin, Berquist & Company, LLP and KPMG LLP, each of which has expressed its opinion with respect to certain financial statements of the Company and the related schedules and notes thereto included or incorporated by reference in each of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum, is an independent public registered accounting firm with respect to the Company within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) as required by the Securities Act.

(y) Title to Real and Personal Property. The Rex Entities have good and marketable title in fee simple to all real property owned by them, and good and marketable title to all other property owned by them, in each case free from mortgages, pledges, liens, security interests, claims, restrictions, encumbrances and defects of any kind (each a “Lien”), except Liens that (i) are described in each of the Offering Memorandum and the Final Memorandum, including Liens under the Company’s senior credit facility dated as of September 28, 2007, as amended to date, and the Company’s second lien credit agreement dated as of December 22, 2011 (collectively, the “Credit Facilities”), (ii) liens and encumbrances under operating agreements, unitization pooling agreements, production sales contracts, farm-out agreements and other oil and gas exploration and production agreements, in each case that secure payment of amounts not yet due and payable for the performance of other inchoate obligations and are of a scope and nature customary in connection with similar drilling and producing operations, or (iii) such would not, individually or in the aggregate, have a Material Adverse Effect. All of the leases and subleases material to the business of the Rex Entities, and under which the Rex Entities hold the properties described in each of the Offering Memorandum and the Final Memorandum, are in full force and effect, and none of the Rex Entities has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Rex Entities under any such leases or subleases, or affecting or questioning the rights of the Rex Entities to the continued possession of the leased or subleased property under any such lease or sublease.

(z) Investment Company. Each of the Rex Entities is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in each of the Offering Memorandum and the Final Memorandum, will not be, required to register as an “investment company” as such term is defined under the Investment Company Act of 1940, as amended.

(aa) Taxes. The Rex Entities have (i) filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed or have duly requested extensions thereof; and (ii) paid all taxes shown as due on such tax returns (including any related assessments, fines or penalties), except for taxes being contested in good faith for which reserves in accordance with the generally accepted accounting principles have been established. No tax deficiency has been asserted against the Rex Entities which has had, nor does the Company know of any tax deficiency that is likely to be asserted against the Rex Entities which, if determined adversely to the Rex Entities, would have, a Material Adverse Effect.

(bb) Governmental Licenses. The Rex Entities possess such certificates, permits, licenses, approvals, consents and other authorizations (collectively, “Governmental Licenses”) issued by appropriate federal, state or local governmental or regulatory agencies or bodies necessary to conduct the businesses in the manner described in each of the Offering Memorandum and the Final Memorandum, except where the failure to possess or make the same would not reasonably be expected to have a Material Adverse Effect; and the Rex Entities are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so possess or comply would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; all of the Governmental Licenses are valid in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and none of the Rex Entities has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses that, if determined adversely to the Rex Entities, would, individually or in the aggregate, have a Material Adverse Effect.

(cc) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, have a Material Adverse Effect, or as described in each of the Offering Memorandum and the Final Memorandum, (i) none of Rex Entities is in violation of any federal, state or local statute, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, of any governmental agency or body or any court relating to the pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface, or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”) and (ii) the Rex Entities have all material permits, authorizations and approvals required under any applicable Environmental Laws and are each in material compliance with their requirements. Except as disclosed in each of the Offering Memorandum and the Final Memorandum, there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law that, if determined adversely to the Rex Entities, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, and except as described in each of the Offering Memorandum and the Final Memorandum, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Rex Entities relating to any Hazardous Materials or the violation of any Environmental Laws that would, individually or in the aggregate, have a Material Adverse Effect.

(dd) Compliance with ERISA. (i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “controlled group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in all material respects in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) to the knowledge of the Company, no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; and (iii) no Plan is subject to Title IV of ERISA; except, in the case of each of clauses (i) and (ii) above, for any such failure to maintain or comply or the occurrence of any transaction as would not reasonably be expected to have a Material Adverse Effect.

(ee) No Restrictions on Distributions. Except as described in each of the Offering Memorandum and the Final Memorandum, and except as pursuant to the Credit Facilities, upon consummation of this offering, including the application of the use of proceeds of the offering, none of the Subsidiaries will be restricted, directly or indirectly, from (i) paying any dividends or distributions to the Company, (ii) repaying to the Company any loans or advances to such Subsidiary from the Company or (iii) transferring any property or assets to the Company or any other Subsidiary of the Company.

(ff) Intellectual Property. The Rex Entities own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Rex Entities, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(gg) Disclosure Controls. Each of the Rex Entities has established and maintain disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act), (ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Rex Entities in the reports they will file or submit under the Exchange Act is accumulated and communicated to management of the Rex Entities, including their respective principal executive officers and principal financial officers, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures have been evaluated for effectiveness as of the end of the period covered by the Company’s most recent Quarterly Report on Form 10-Q and have been determined to be effective in all material respects to perform the functions for which they were established.

(hh) No Changes in Internal Controls. (a) As of the date hereof, and except as disclosed in each of the Offering Memorandum and the Final Memorandum, the Company is not aware of (i) any “material weakness” or “significant deficiency” (as defined in Public Company Accounting Oversight Board Standard No. 2) in any of the Rex Entities’ internal control over financing reporting (as defined in Rule 13a-15(f)), whether or not subsequently remediated, or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in any of the Rex Entities’ internal control over financial reporting and (b) since the date of the most recent balance sheet of the Company reviewed or audited by KPMG LLP and the audit committee of the board of directors of the Company, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

(ii) Accounting Controls. Each of the Rex Entities maintains a system of internal control over financial reporting (as defined in Rule 13a-15(f)) sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets, (iii) access to its assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in XBRL incorporated by reference in the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum fairly presents the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(jj) Absence of Relationships. No relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other hand, that would be required to be described by the Securities Act in a registration statement filed with the Commission that is not so described in each of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum.

(kk) Insurance. The Rex Entities carry, or are covered by, insurance in such amounts and covering such risks as is commercially reasonable for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. All policies of insurance of the Rex Entities are in full force and effect; the Rex Entities are in compliance with the terms of such policies in all material respects; and none of the Rex Entities has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance; there are no claims by the Rex Entities under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; and none of the Rex Entities has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

(ll) No Unlawful Payments. None of the Rex Entities, nor, to the knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Rex Entities, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(mm) Compliance with Money Laundering Laws. The operations of the Rex Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Rex Entities with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened, except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

(nn) Compliance with OFAC. None of the Rex Entities, nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Rex Entities, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(oo) Compliance with OSHA. The Rex Entities are in compliance in all respects with all applicable provisions of the Occupational Safety and Health Act of 1970, as amended, including all applicable regulations thereunder, except for such noncompliance as would not, individually or in the aggregate, have a Material Adverse Effect.

(pp) Anti-Discrimination. None of the Rex Entities is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wage and hour laws, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which could reasonably be expected to have a Material Adverse Affect.

(qq) No General Solicitation. None of the Rex Entities or any of their Affiliates has, directly or through any person acting on its or their behalf (other than the Initial Purchasers, as to which no representation is made), offered, solicited offers to buy or sold the Notes by any form of general solicitation or general advertising (within the meaning of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(rr) Regulation S. None of the Rex Entities, any of their Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers, as to which no statement is made), has engaged in any directed selling efforts with respect to the Notes, and each of them has complied with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(ss) Rule 144A. The Notes satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act.

(tt) Stamp Tax. There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of the Transaction Documents or the issuance and sale by the Company and the Guarantors of the Securities.

(uu) Margin Rules. Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company and the Guarantors as described in the Offering Memorandum and the Final Memorandum will violate Section 7 of the Exchange Act or Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(vv) Statistical and Market Data. The statistical and market-related data included in each of the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum are based on or derived from sources that the Company believes to be reliable and accurate in all material respects or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(ww) Sarbanes-Oxley Act. None of the Rex Entities, nor any of their respective directors or managers, as applicable, or officers, in their capacities as such, is in material breach or violation of any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(xx) Reserve Report. Netherland Sewell & Associates, Inc., whose summary reserve reports dated January 9, 2012 and November 5, 2012 (the “Reserve Report Letters”) from which the oil and natural gas reserve estimates of the Rex Entities contained or incorporated by reference in each of the Offering Memorandum and the Final Memorandum were derived, was, as of the date of each such Reserve Report Letter, and is, as of the date hereof, an independent petroleum engineer with respect to the Rex Entities. The information underlying the estimates of reserves of the Rex Entities used in the preparation of the reserve reports and other estimates, including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the dates such estimates were made and such information was supplied and was prepared in accordance with customary industry practices; other than normal production of the reserves, intervening market commodity price fluctuations, fluctuations in demand for such products, adverse weather conditions, unavailability or increased costs of rigs, equipment, supplies or personnel, the timing of third party operations and other factors described in each of the Offering Memorandum and the Final Memorandum, the Company is not aware of any facts or circumstances that would result in a material adverse change in the reserves, or the present value of future net cash flows therefrom, as described in each of the Offering Memorandum and the Final Memorandum and as reflected in the Reserve Report Letters (in the case of the Reserve Report Letter dated January 9, 2012, as of the date thereof); estimates of such reserves and present values as described in each of the Offering Memorandum and the Final Memorandum and reflected in the Reserve Report Letters comply in all material respects with the applicable requirements of Regulation S X and the Securities Act, including Items 1201 through 1208 of Regulation S-K.

Any certificate signed by an officer of any of the Rex Parties and delivered to the Initial Purchasers or counsel to the Initial Purchasers shall be deemed a representation and warranty by such Rex Party to each Initial Purchaser as to the matters set forth therein.

3. Further Agreements of the Rex Parties. The Rex Parties jointly and severally covenant and agree with each Initial Purchaser that:

(a) Notice to Representatives. The Company will prepare the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum in the form approved by the Representatives and, prior to the Closing Date, will not amend or supplement the Preliminary Memorandum, the Offering Memorandum or the Final Memorandum without first furnishing to the Representatives a copy of such proposed amendment or supplement and will not use any amendment or supplement to which the Representatives may object.

(b) Delivery of Copies. The Company will furnish to the Initial Purchasers and to Counsel for the Initial Purchasers concurrently with the Time of Sale and at any time prior to the completion of the distribution of the Notes by the Initial Purchasers, without charge, as many copies of the Preliminary Memorandum and the Offering Memorandum and any amendments and supplements thereto as they reasonably may request.

(c) Written Communications. Before making, preparing, using, authorizing, approving or referring to any Company Written Communication, the Company will furnish to the Representatives and counsel for the Initial Purchasers a copy of such written communication for review and will not make, prepare, use, authorize, approve or refer to any such written communication to which the Representatives reasonably object.

(d) No Untrue Statements. At any time prior to the completion of the distribution of the Notes by the Initial Purchasers, if any event occurs or condition exists as a result of which, in the judgment of the Company or in the opinion of counsel for the Initial Purchasers, the Preliminary Memorandum or the Offering Memorandum, as then amended or supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it should be necessary to amend or supplement the Preliminary Memorandum or the Offering Memorandum, to comply with applicable law, the Company will promptly (i) notify the Initial Purchasers of the same; (ii) subject to the requirements of paragraph (a) of this Section 3, prepare and provide to the Initial Purchasers, at their own expense, an amendment or supplement that corrects such misstatement or omission or effects a compliance with law; and (iii) supply any supplemented or amended Preliminary Memorandum or the Offering Memorandum, to the Initial Purchasers and counsel for the Initial Purchasers, without charge, in such quantities as may be reasonably requested.

(e) Blue Sky Compliance. The Company will (i) cooperate with the Initial Purchasers to qualify the Notes and the Guarantees for sale by the Initial Purchasers under the laws of such jurisdictions as the Representatives may designate and

(ii) maintain such qualifications for so long as required for the sale of the Notes by the Initial Purchasers. The Company will promptly advise the Initial Purchasers of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. None of the Rex Entities shall be required to qualify as a foreign corporation or other entity or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation or other entity.

(f) Additional Information. At any time prior to the completion of the distribution of the Notes by the Initial Purchasers, the Company will deliver to the Initial Purchasers such additional information concerning the business and financial condition of the Rex Entities as the Initial Purchasers may from time to time request and whenever it or any of its subsidiaries publishes or makes available to the public (by filing with any regulatory authority or securities exchange or by publishing a press release or otherwise) any information that would reasonably be expected to be material in the context of the issuance of the Notes under this Agreement, shall promptly notify the Initial Purchasers as to the nature of such information or event. The Company will likewise notify the Initial Purchasers of (i) any decrease in the rating of the Notes or any other debt securities of the Rex Entities by any nationally recognized statistical rating organization (as defined in Rule 436(g)(2) under the Securities Act) or (ii) any notice or public announcement given of any intended or potential decrease in any such rating or that any such securities rating agency has under surveillance or review, with possible negative implications, its rating of the Notes, as soon as the Company becomes aware of any such decrease, notice or public announcement.

(g) Resale by Affiliates. During the period of one year after the Closing Date, the Company will not, and will not cause any of their Affiliates to, resell any of the Notes that constitute “restricted securities” under Rule 144 that have been acquired by any of them, other than pursuant to an effective registration statement under the Securities Act or in accordance with Rule 144 under the Securities Act.

(h) No General Solicitation. None of the Rex Entities or any of their Affiliates, nor any person acting on its or their behalf (other than the Initial Purchasers or any of their respective Affiliates, as to which no statement is made), will solicit any offer to buy or offer to sell the Notes by means of any form of general solicitation or general advertising (within the meaning of Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

(i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Notes as set forth under “Use of Proceeds” in the Preliminary Memorandum and the Offering Memorandum.

(j) Restrictive Legend. Each Note shall bear the legend specified in the Indenture until such legend shall no longer be necessary or advisable because the Notes are no longer subject to the restrictions on transfer described therein.

(k) Clear Market. The Company will not, directly or indirectly, offer, sell, contract to sell, issue or grant any option to sell, pledge, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1 under the Exchange Act, or otherwise dispose of or transfer, announce the offering of, or file any registration statement in respect of, any securities of the Company substantially similar to the Notes or any securities convertible into or exchangeable for the Notes (other than the Notes offered pursuant to this Agreement) for a period of 60 days after the date hereof, without the prior written consent of Wells Fargo Securities, LLC (which consent may be withheld at its sole discretion).

(l) Reportable Transactions. The Company will, promptly after it has notified the Representatives of any intention by the Company to treat the Transactions as being a “reportable transaction” (within the meaning of Treasury Regulation Section 1.6011-4), deliver a duly completed copy of IRS Form 8886 or any successor form to the Representatives.

(m) Arms’ Length Negotiation. The Rex Parties acknowledge and agree that the Initial Purchasers are acting solely in the capacity of an arm’s length contractual counterparty to the Rex Parties with respect to the offering of the Notes and the Guarantees contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, no Initial Purchaser is advising the Rex Parties or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Rex Parties shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and the Initial Purchasers shall have no responsibility or liability to the any of the Rex Parties with respect thereto. Any review by the Initial Purchasers of any of the Rex Parties, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Initial Purchasers and shall not be on behalf of any of the Rex Parties.

Wells Fargo Securities, LLC, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by any Rex Parties of any one or more of the foregoing covenants or extend the time for their performance.

4. Certain Agreements of the Initial Purchasers. Each Initial Purchaser hereby represents and warrants to and agrees with the Company that:

(a) Qualified Institutional Buyer. It is a qualified institutional buyer as defined in Rule 144A under the Securities Act (a “QIB”).

(b) Directed Selling Efforts. None of the Initial Purchasers, any of their Affiliates, nor any person acting on its or their behalf (other than the Rex Parties, as to which no statement is made), has engaged in any directed selling efforts with respect to the Notes, and each of them has complied with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(c) Limited Solicitation. It will solicit offers for such Notes only from, and will offer such Notes only to, persons that it reasonably believes to be (A) in the case of offers inside the United States, (1) QIBs, (B) in the case of offers outside the United States, in accordance with the restrictions set forth in Section 4(d).

(d) Sales Outside the United States. With respect to offers and sales outside the United States:

(i) Such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Securities in the United States or to, or for the benefit or account of, a U.S. Person (other than a distributor), in each case, as defined in Rule 902 of Regulation S (i) as part of its distribution at any time and (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities pursuant hereto and the Closing Date, other than in accordance with Regulation S or another exemption from the registration requirements of the Securities Act. Such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Securities (including any “tombstone” advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Securities, except such advertisements as permitted by and include the statements required by Regulation S.

(ii) Such Initial Purchaser agrees that, at or prior to confirmation of a sale of Securities by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day restricted period referred to in Rule 903 of Regulation S, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the date the Securities were first offered to persons other than distributors in reliance on Regulation S and the Closing Date (as defined in the Purchase Agreement dated December 7, 2012 by and among Rex Energy Corporation, a Delaware corporation, as issuer, and the guarantors and initial purchasers named therein), except in either case in accordance with Regulation S under the Securities Act (or in accordance with Rule 144A under the Securities Act or to accredited investors in transactions that are exempt from the registration requirements of the Securities Act), and in connection with any subsequent sale by you of the Securities covered hereby in reliance on Regulation S under the Securities Act during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S under the Securities Act.”

(iii) Such Initial Purchaser agrees that the Securities offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day restricted period referred to in Rule 903 of Regulation S and only upon certification of beneficial ownership of such Securities by non-U.S. persons or U.S. persons who purchased such Securities in transactions that were exempt from the registration requirements of the Securities Act.

Terms used in this Section 4(d) have the meanings given to them by Regulation S.

5. Conditions of Initial Purchasers’ Obligations. The obligations of the several Initial Purchasers to purchase the Securities shall be subject to the accuracy of the representations and warranties of the Rex Parties in Section 2 hereof, in each case as of the date hereof and as of the Closing Date, as if made on and as of the Closing Date, to the performance by the Rex Parties of their covenants and agreements hereunder and to the following additional conditions:

(a) No Downgrade. From and after the date of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other securities of the Company by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities of the Company (other than an announcement with positive implications of a possible upgrading).

(b) No Material Adverse Change. From and after the Time of Sale, no event or condition of a type described in Section 2(e) hereof shall have occurred or shall exist, the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Offering Memorandum and the Final Memorandum.

(c) Officers’ Certificate. The Representatives shall have received on and as of the Closing Date a certificate from an executive officer of each Rex Party who has knowledge of such matters and is satisfactory to the Initial Purchasers (x) confirming that such officers have carefully reviewed the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum and, to the best knowledge of such officers, the matters set forth in Section 2(e) hereof are true and correct, (y) confirming that the representations and warranties of such Rex Party in this Agreement are true and correct and (z) confirming that such Rex Party has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(d) Comfort Letters. On the date of this Agreement and on the Closing Date, each of KPMG LLP and Malin, Berquist & Company LLP shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of the Regulation S-X promulgated by the Commission, (ii) containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Preliminary Memorandum, the Offering Memorandum and the Final Memorandum; provided that the letter delivered on the Closing Date shall also confirm in all material respects the conclusions and findings set forth in the letter delivered on the date of this Agreement and use a “cut-off” date no more than three business days prior to the Closing Date.

(e) Opinion and Negative Assurance Statement of Counsel for the Rex Parties. Each of (i) Thompson & Knight LLP, counsel for the Rex Parties, and (ii) Jennifer McDonough, vice president, general counsel and secretary of the Company, shall have furnished to the Representatives, at the request of the Company, their written opinion and/or negative assurance statement, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, to the effect set forth in Annex A-1 and Annex A-2 hereto, respectively.

(f) Opinion and Negative Assurance Statement of Counsel for the Initial Purchasers. The Representatives shall have received on and as of the Closing Date an opinion and negative assurance statement of Vinson & Elkins L.L.P., counsel for the Initial Purchasers, with respect to such matters as the Representatives may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(g) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities.

(h) Reserve Report Confirmation Letters. On the date of this Agreement and on the Closing Date, Netherland Sewell & Associates, Inc. shall have furnished to the Representatives, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representatives, containing statements and information with respect to the estimated oil and gas reserves of the Rex Entities as reported in letters to the Company.

(i) DTC. The Notes shall be eligible for clearance and settlement through DTC.

(j) Indenture; Registration Rights Agreement. The Initial Purchasers shall have received a counterpart of each of the Indenture and the Registration Rights Agreement that shall have been validly executed and delivered by each of the Rex Parties and, in the case of the Indenture, the Trustee;

(k) Additional Documents. On or prior to the Closing Date, the Rex Parties shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date, which termination shall be without liability on the part of any party to any other party, except that Sections 6 and 10 hereof shall at all times be effective and shall survive such termination.

6. Indemnification and Contribution.

(a) Indemnification of the Initial Purchasers. The Rex Parties agree to indemnify and hold harmless each Initial Purchaser, its affiliates, their respective directors, officers and employees and each person, if any, who controls any Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Memorandum, the Final Memorandum (or any amendment or supplement thereto), any Company Written Communication, the Offering Memorandum, any materials or information provided to investors by, or with the approval of, any of the Rex Parties in connection with the marketing of the offering of the Notes (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically), or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to any of the Rex Parties in writing by such Initial Purchaser through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Initial Purchaser consists of the information described as such in paragraph (b) below.

(b) Indemnification of the Rex Parties. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Rex Parties, their respective directors, managers, officers and employees and each person, if any, who controls any Rex Party within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to any the Rex Parties in writing by such Initial Purchaser through the Representatives expressly for use in Preliminary Memorandum, the Final Memorandum (or any amendment or supplement thereto), any Company Written Communication, the Offering Memorandum, or any Marketing Materials, including any road show or investor presentations made to investors by the Company (whether in person or electronically), it being understood and agreed that the only such information consists of the following information in the Preliminary Memorandum and the Final Memorandum: (i) the third and fourth paragraphs under the caption “Plan of Distribution,” which paragraphs relates to selling arrangements; and (ii) the eighth and ninth paragraphs under the caption “Plan of Distribution,” which paragraphs relate to stabilizing transactions and market-making.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) of this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) of this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to Section 6 that the Indemnifying Party may designate in such proceeding and shall pay the costs and expenses of such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors, officers and employees and any control persons of such Initial Purchaser shall be designated in writing by the Representatives and any such separate firm for the Rex Parties, their respective directors, members, officers and employees and any control persons of the Rex Parties shall be designated in writing by the Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have (A) reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement or (B) notified the Indemnified Person in writing that it is disputing in good faith all or any non-reimbursed portion of the fees and expenses included in such request stating in reasonable detail the basis for such dispute. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Initial Purchasers in connection therewith. The relative fault of the Company on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e) Limitation on Liability. The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

(f) Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

7. Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

8. Termination. This Agreement may be terminated in the absolute discretion of the Representatives, by notice to the Rex Parties, if after the Company’s execution and delivery of this Agreement and prior to the Closing Date (a) any events described in Section 5(b) shall have occurred; (b)(i) trading in securities generally on the New York Stock Exchange or NASDAQ Global Select Market shall have been suspended or limited or (ii) other than in connection with an event described in the preceding clause (b)(i), trading of any securities issued or guaranteed by the Company on any exchange shall have been suspended or limited; (c) a general moratorium on commercial banking activities shall have been declared by federal or state authorities; or (d) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Offering Memorandum and the Final Memorandum.

9. Defaulting Initial Purchaser. (a) If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Initial Purchasers may be necessary in the Preliminary Memorandum and the Final Memorandum or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Preliminary Memorandum and the Final Memorandum that effects any such changes. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 9, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser’s pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of any of the Rex Parties, except that the Rex Parties will continue to be liable for the payment of expenses as set forth in Section 10 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

(d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Rex Parties or any non-defaulting Initial Purchaser for damages caused by its default.

10. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing of Preliminary Memorandum, the Offering Memorandum, any Company Written Communication and the Final Memorandum (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of counsel to the Rex Parties and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representatives may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); and (viii) all expenses incurred by the Company in connection with any “road show” presentation to potential investors (subject to the reimbursement by the Initial Purchasers of one-half of the costs of using an airplane with respect to any such “road show” presentation); provided that, except as provided in this Section 10, the Initial Purchasers shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Securities that they may sell and the expenses of advertising any offering of the Securities made by the Initial Purchasers.

(b) If (i) the Company for any reason fails to tender the Securities for delivery to the Initial Purchasers or (ii) this Agreement is terminated pursuant to Section 8(a) or Section 8(b)(ii), the Company agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the documented fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby; provided, that the Company shall not in any event be liable pursuant to this Section 10 to any of the Initial Purchasers for damages on account of loss of anticipated profits from the sale by them of the Securities.

11. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to herein, and the affiliates of each Initial Purchaser referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Rex Parties and the Initial Purchasers contained in this Agreement or made by or on behalf of the Rex Parties or the Initial Purchasers pursuant to this

Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Rex Parties or the Initial Purchasers.

13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “Affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

14. Research Analyst Independence. The Company acknowledges that the Initial Purchasers’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Initial Purchasers’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering that differ from the views of their respective investment banking divisions. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Initial Purchasers with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by such Initial Purchasers’ investment banking divisions. The Company acknowledges that each of the Initial Purchasers is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

15. No Fiduciary Duty. The Rex Parties acknowledge and agree that in connection with this offering and sale of the Securities or any other services the Initial Purchasers may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Initial Purchasers: (a) no fiduciary or agency relationship between the Rex Parties and any other person, on the one hand, and the Initial Purchasers, on the other, exists; (b) the Initial Purchasers are not acting as advisors, expert or otherwise, to the Rex Parties, such relationship between the Rex Parties, on the one hand, and the Initial Purchasers, on the other, is entirely and solely commercial, based on arm’s-length negotiations; (c) any duties and obligations that the Initial Purchasers may have to the Rex Parties shall be limited to those duties and obligations specifically stated herein; and (d) the Initial Purchasers and their respective affiliates may have interests that differ from those of the Rex Parties. The Rex Parties hereby waive any claims that any such entity may have against the Initial Purchasers with respect to any breach of fiduciary duty in connection with this offering.

16. Miscellaneous. (a) Authority of the Representatives. Any action by the Initial Purchasers hereunder may be taken by Wells Fargo Securities, LLC on behalf of the Initial Purchasers, and any such action taken by Wells Fargo Securities, LLC shall be binding upon the Initial Purchasers.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication.

Notices to the Initial Purchasers:

Wells Fargo Securities, LLC

201 South College Street

Charlotte, North Carolina 28288-0604

(fax: 704-383-3663);

Attention: Managing Counsel, Capital Markets Banking

with a copy to:

Vinson & Elkins L.L.P.

1001 Fannin, Suite 2500

Houston, Texas 77002

(fax: 713-615-5956)

Attention: Stephen M. Gill

Notices to the Rex Parties:

476 Rolling Ridge Drive, Suite 300

State College, Pennsylvania 16801

(fax: 814-278-7286)

Attention: Jennifer McDonough, Esq.

with a copy to:

Thompson & Knight LLP

1722 Routh Street, Suite 1500

Dallas, Texas 75201

(fax: 214-999-1567)

Attention: Wesley P. Williams

(c) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

(d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(g) Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, then to the extent practicable there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

REX ENERGY CORPORATION

By:	/s/ Michael L. Hodges
Name: Michael L. Hodges
Title: Chief Financial Officer

REX ENERGY I, LLC
REX ENERGY OPERATING CORP.
REX ENERGY IV, LLC
PENNTEX RESOURCES ILLINOIS, INC.
R.E. GAS DEVELOPMENT, LLC

By:	/s/ Michael L. Hodges
Name: Michael L. Hodges
Title: Chief Financial Officer

[Signature Page to Purchase Agreement]

Accepted as of the date hereof:

WELLS FARGO SECURITIES, LLC

KEYBANC CAPITAL MARKETS INC.

RBC CAPITAL MARKETS, LLC

SUNTRUST ROBINSON HUMPHREY, INC.

For themselves and as Representatives of the several

Initial Purchasers named in Schedule 1 hereto

By: Wells Fargo Securities, LLC

By:	/s/ Matthew R. Rheault
Name: Matthew R. Rheault Title: Vice President

[Signature Page to Purchase Agreement]

By: KeyBanc Capital Markets Inc.

By:	/s/ Eric Peiffer
Name: Eric Peiffer Title: Managing Director

[Signature Page to Purchase Agreement]

By: RBC Capital Markets, LLC

By:	/s/ Kevin Hays
Name: Kevin Hays Title: Managing Director

[Signature Page to Purchase Agreement]

By: SunTrust Robinson Humphrey, Inc.

By:	/s/ Todd M. Koetje
Name: Todd M. Koetje Title: Managing Director

[Signature Page to Purchase Agreement]

Schedule 1

Initial Purchaser	Principal Amount
Wells Fargo Securities, LLC	$85,938,000
KeyBanc Capital Markets Inc.	33,854,000
SunTrust Robinson Humphrey, Inc.	33,854,000
RBC Capital Markets, LLC	28,646,000
BMO Capital Markets Corp.	15,625,000
Capital One Southcoast, Inc.	15,625,000
Mitsubishi UFJ Securities (USA), Inc.	15,625,000
U.S. Bancorp Investments, Inc.	10,417,000
Brean Capital, LLC	5,208,000
Global Hunter Securities, LLC	5,208,000

Total	$250,000,000

Schedule 1-1

Schedule 2

Guarantors

Rex Energy I, LLC

Rex Energy Operating Corp.

Rex Energy IV, LLC

PennTex Resources Illinois, Inc.

R.E. Gas Development, LLC

Schedule 2-1

Schedule 3

Pricing Supplement

Schedule 3-1

REX ENERGY CORPORATION

$250,000,000 8.875% Senior Notes due 2020

Pricing Supplement

Pricing Supplement dated December 7, 2012 to the Preliminary Offering Memorandum dated November 13, 2012 of Rex Energy Corporation. This Pricing Supplement is qualified in its entirety by reference to the Preliminary Offering Memorandum. The information in this Pricing Supplement supplements the Preliminary Offering Memorandum and supersedes the information in the Preliminary Offering Memorandum to the extent it is inconsistent with the information in the Preliminary Offering Memorandum. Capitalized terms used in this Pricing Supplement but not defined have the meanings given them in the Preliminary Offering Memorandum.

Issuer	Rex Energy Corporation

Guarantors	The notes will be jointly and severally guaranteed on a senior unsecured basis by all of the Issuer’s current subsidiaries that guarantee the Issuer’s revolving credit facility and by any future restricted subsidiaries that guarantee indebtedness under the Issuer’s revolving credit facility or certain other indebtedness.

Title of Securities	8.875% Senior Notes due 2020 (the “Notes”)

Aggregate Principal Amount	$250,000,000

Distribution	144A / Regulation S with Registration Rights

Maturity Date	December 1, 2020

Issue Price	99.300% of face amount

Coupon	8.875%

Yield to Maturity	9.000%

Interest Payment Dates	June 1 and December 1 of each year, beginning on June 1, 2013

Record Dates	May 15 and November 15 of each year

Trade Date	December 7, 2012

Settlement Date	December 12, 2012 (T+3)

Optional Redemption	On or after December 1, 2016, at the following redemption prices (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, on the Notes redeemed during the twelve-month period indicated beginning on December 1 of the years indicated below:

Year	Price
2016	104.438%
2017	102.219%
2018 and thereafter	100.000%

Equity Clawback	Up to 35% at 108.875% prior to December 1, 2015

Make-Whole Redemption	Make-whole redemption at Treasury Rate + 50 basis points prior to December 1, 2016

Change of Control Put	101% plus accrued and unpaid interest

Joint Book-Running Managers	Wells Fargo Securities, LLC KeyBanc Capital Markets Inc. SunTrust Robinson Humphrey, Inc. RBC Capital Markets, LLC

Senior Co-Managers	BMO Capital Markets Corp. Capital One Southcoast, Inc. Mitsubishi UFJ Securities (USA), Inc.

Co-Managers	U.S. Bancorp Investments, Inc. Brean Capital, LLC Global Hunter Securities, LLC

CUSIP Numbers	Rule 144A: 761565 AA8 Regulation S: U75968 AA2

ISIN Numbers	Rule 144A: US761565AA85 Regulation S: USU75968AA29

Denominations	Minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof

This material is strictly confidential and has been prepared by the Issuer solely for use in connection with the proposed offering of the securities described in the Preliminary Offering Memorandum. This material is personal to each offeree and does not constitute an offer to any other person or the public generally to subscribe for or otherwise acquire the securities. Please refer to the Preliminary Offering Memorandum for a complete description.

The securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered only to (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act and (2) outside the United States to non-U.S. persons in compliance with Regulation S under the Securities Act, and this communication is only being distributed to such persons.

This communication is not an offer to sell the securities and it is not a solicitation of an offer to buy the securities in any jurisdiction to any person to whom it is unlawful to make such offer or soliciation in such jurisdiction.

Any disclaimers or notices that may appear on this Pricing Supplement below the text of this legend are not applicable to this Pricing Supplement and should be disregarded. Such disclaimers may have been electronically generated as a result of this Pricing Supplement having been sent via, or posted on, Bloomberg or another electronic mail system.

Annex A-1

Form of Opinion of Thompson & Knight LLP

Annex A-1-1

THOMPSON & KNIGHT LLP
ATTORNEYS AND COUNSELORS THREE ALLEN CENTER 333 CLAY STREET • SUITE 3300 HOUSTON, TEXAS 77002-4499 (713) 654-8111 FAX (713) 654-1871 www.tklaw.com	AUSTIN DALLAS FORT WORTH HOUSTON LOS ANGELES NEW YORK _________ ALGIERS LONDON MONTERREY PARIS

December , 2012

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc. and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers (as defined below)

c/o Wells Fargo Securities, LLC

One Wachovia Center

301 South College Street

Charlotte, NC 28288

Ladies and Gentlemen:

We have acted as special counsel for Rex Energy Corporation, a Delaware corporation (the “Company”), in connection with the transactions contemplated by the Purchase Agreement dated as of December __, 2012 (the “Purchase Agreement”) between the Company and the other Relevant Parties (as defined below) and you, as representatives of the initial purchasers listed in Schedule I thereto (the “Initial Purchasers”). This opinion letter is furnished to you solely for purposes of complying with the requirements of Section 5(e) of the Purchase Agreement.

In this opinion letter:

(a) Each of the Company and Rex Energy Operating Corp. and PennTex Resources Illinois, Inc., each a Delaware corporation, is referred to as a “Rex Corporation”.

(b) The Rex Corporations (other than the Company) and Rex Energy I, LLC (“Rex Energy I”), Rex Energy IV, LLC (“Rex Energy IV”) and R.E. Gas Development, LLC (“R.E. Gas”) are referred to as the “Guarantors”.

(c) The Company and the Guarantors are referred to as the “Relevant Parties”.

(d) The Guarantors, other than the Rex Corporations that are Guarantors, and Rex Energy Rockies LLC, Butler Gas Processing LLC, Rex Energy Marketing LLC, NorthStar #3, LLC, Water Solutions Holdings, LLC, Keystone Clearwater Solutions, LLC, and Cocoa Properties I, LLC, each a Delaware limited liability company, are referred to as the “Rex LLC’s”.

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc. and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers

December __, 2012

In connection with this opinion letter, we have examined original counterparts or copies of original counterparts of the following documents:

(a) The Purchase Agreement.

(b) The Indenture dated as of the date hereof (the “Indenture”) among the Relevant Parties and Wilmington Trust, National Association, as trustee (the “Trustee”).

(c) The _.__% Senior Notes due 2020 issued today by the Company (the “Notes”), together with the notations of guarantee (the “Guarantees”) of the Guarantors attached thereto.

(d) The Registration Rights Agreement dated as of the date hereof (the “Registration Rights Agreement”) among the Relevant Parties and you.

(e) The Preliminary Offering Memorandum dated November 13, 2012 (the “Preliminary Offering Memorandum”) relating to the offering of the Notes (together with the pricing information set forth and any other documents referred to in Schedule 3 to the Purchase Agreement, the “Pricing Disclosure Package”).

(f) The Offering Memorandum dated December __, 2012 (the “Offering Memorandum”) relating to the offering of the Notes.

The documents listed in items (a) through (d) above, any _.__% Senior Notes due 2020 that may be issued in accordance with any exchange offer pursuant to the Registration Rights Agreement (the “Exchange Notes”) and any notations of guarantee attached thereto (the “Exchange Guarantees”) are referred to collectively herein as the “Transaction Documents”. We have also examined originals or copies of such other records of the Relevant Parties, certificates of public officials and of officers of the Relevant Parties and agreements and other documents as we have deemed necessary, subject to the assumptions set forth below, as a basis for the opinions expressed below.

In rendering the opinions expressed below, we have assumed:

(i) The genuineness of all signatures.

(ii) The authenticity of the originals of the documents submitted to us.

(iii) The conformity to authentic originals of any documents submitted to us as copies.

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc. and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers

December __, 2012

(iv) As to matters of fact, the truthfulness of the representations made or otherwise incorporated in the Purchase Agreement and the other Transaction Documents and representations and statements made in certificates of public officials and officers of the Relevant Parties.

(v) That the Transaction Documents constitute valid, binding and enforceable obligations of each party thereto (other than the Relevant Parties party thereto).

(vi) That:

(A) The execution, delivery and performance by each Relevant Party of the Transaction Documents to which it is a party do not:

(1) except with respect to Applicable Laws (and (I) the laws, rules and regulations referred to in qualifications (a)(i) and (ii), insofar as they relate to our opinions in paragraphs 1, 2, 3 and 7(a) and (II) the laws, rules and regulations referred to in paragraphs 6, 8, 9 and 10, insofar as they relate to the matters referred to therein), violate any law, rule or regulation applicable to it, or

(2) for purposes of our opinions in paragraphs 4 and 5, result in any conflict with or breach of any agreement or document binding on it (other than any Applicable Contract (as defined below), to the extent we opine thereon in paragraph 7(b)).

(B) Except as required by Applicable Laws (and (I) the laws, rules and regulations referred to in qualifications (a)(i) and (ii), insofar as they relate to our opinions in paragraphs 1, 2, 3 and 7(a) and (II) the laws, rules and regulations referred to in paragraphs 6, 8, 9 and 10, insofar as they relate to the matters referred to therein), no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or, for purposes of our opinions in paragraphs 4 and 5 (to the extent the same is required under any agreement or document binding on it, other than any Applicable Contract, to the extent we opine thereon in paragraph 7(b)) any other third party is required for the due execution, delivery or performance by any Relevant Party of any Transaction Document to which it is a party or, if any such authorization, approval, action, notice or filing is required, it has been duly obtained, taken, given or made and is in full force and effect.

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc. and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers

December __, 2012

(vii) With respect to:

(A) the Credit Agreement dated as of February 28, 2007, as amended as of April 14, 2008, December 23, 2008, April 20, 2009, December 18, 2009, August 30, 2010, August 2, 2011, October 3, 2011, December 22, 2011, May 7, 2012, August 31, 2012 and November 12, 2012 (the “First Lien Credit Agreement”) among the Company; the lenders from time to time party thereto; KeyBank National Association (“KeyBank”), as administrative agent (the “First Lien Administrative Agent”); BNP Paribas, as syndication agent; and Sovereign Bank, as documentation agent, and

(B) the Second Lien Credit Agreement dated as of December 22, 2011, as amended as of May 7, 2012, September 4, 2012 and November 12, 2012 (the “Second Lien Credit Agreement”) among the Company; the lenders from time to time party thereto; KeyBank, as administrative agent; Wells Fargo Bank, N.A., as syndication agent; and UnionBanCal Equities, Inc. and SunTrust Bank, as co-documentation agents, that:

(1) both before and after giving effect to the issuance of the Notes, the Exchange Notes, the Guarantees and the Exchange Guarantees, no Default, Event of Default or Borrowing Base Deficiency (each as defined in the First Lien Credit Agreement) exists or would exist (after giving effect to any concurrent prepayment pursuant to the First Lien Credit Agreement or any other repayment of indebtedness), except for any Default or Event of Default resulting from the issuance of the Notes, the Exchange Notes, the Guarantees and the Exchange Guarantees, to the extent that we opine with respect thereto in paragraph 7(b);

(2) the Borrowing Base (as defined in the First Lien Credit Agreement) has been adjusted to the extent required by the First Lien Credit Agreement and any prepayment required by the First Lien Credit Agreement has been made; and

(3) proceeds of the issuance of the Notes are being applied simultaneously with (or in any event within three Business Days (as defined in the First Lien Credit Agreement)) to the repayment in full of indebtedness outstanding and other amounts owing under the Second Lien Credit Agreement.

We have not independently established the validity of the foregoing assumptions.

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc. and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers

December __, 2012

“Applicable Laws” means the laws, rules and regulations of the State of New York and the federal laws, rules and regulations of the United States of America, in each case that in our experience are normally applicable to the Relevant Parties, the Purchase Agreement or transactions of the type contemplated in the Purchase Agreement. However, the term “Applicable Laws” does not include:

(i) Any state or federal laws, rules or regulations relating to: (A) pollution or protection of the environment; (B) zoning, land use, building or construction; (C) occupational safety and health or other similar matters; (D) labor, employee rights and benefits, including without limitation the Employee Retirement Income Security Act of 1974, as amended (“ERISA”); (E) the regulation of utilities; (F) antitrust and trade regulation; (G) tax; (H) securities, including without limitation federal and state securities laws, rules, or regulations, including state anti-fraud laws, rules, or regulations, and the Investment Company Act of 1940, as amended (the “Investment Company Act”); (I) corrupt practices, including without limitation the Foreign Corrupt Practices Act of 1977; and (J) copyrights, patents, service marks and trademarks.

(ii) Any laws, rules or regulations of any county, municipality or similar political subdivision or any agency or instrumentality thereof.

(iii) Any laws, rules or regulations that are applicable to the Relevant Parties, the Transaction Documents or such transactions solely because such laws, rules or regulations are part of a regulatory regime applicable to any party to the Purchase Agreement or any of its affiliates because of the specific assets or business of such other party or such affiliate.

Based upon the foregoing, and subject to the qualifications and limitations herein set forth, we are of the opinion that:

1. (a) Each Rex Corporation is a corporation validly existing and in good standing under the laws of the State of Delaware.

(b) Each Rex LLC is a limited liability company validly existing and in good standing under the laws of the State of Delaware.

2. Based solely on certificates of public officials, each Relevant Party listed in Schedule I.B hereto was duly qualified or licensed to do business and is in good standing as a foreign corporation in each jurisdiction listed in such Schedule with respect to it as of the respective dates specified in such Schedule.

3. (a) Each Relevant Party has the corporate or limited liability company power and authority, as applicable, to carry on its business and to own, lease and operate its properties and assets, in each case as described in the Preliminary Offering Memorandum and the Offering Memorandum.

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc. and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers

December __, 2012

(b) Each Relevant Party:

(i) has the corporate or limited liability company power and authority, as applicable, to execute, deliver and perform the Transaction Documents to which it is a party;

(ii) has taken all corporate or limited liability company action, as applicable, necessary to authorize the execution, delivery and performance of such Transaction Documents; and

(iii) has duly executed and delivered such Transaction Documents.

4. (a) Assuming the due authentication of the Notes by the Trustee in accordance with the Indenture and payment for the Notes by the Initial Purchasers in accordance with the Purchase Agreement:

(i) the Notes will be duly and validly issued and the valid and binding obligations of the Company, enforceable against it in accordance with its terms and entitled to the benefits of the Indenture, and

(ii) the Guarantees will be duly and validly issued and the valid and binding obligations of the Guarantors enforceable against the Guarantors in accordance with their terms.

(b) Assuming the due issuance, execution and authentication of the Exchange Notes and the Exchange Guarantees in accordance with the Registration Rights Agreement and the Indenture:

(i) the Exchange Notes will be duly and validly issued and the valid and binding obligations of the Company, enforceable against it in accordance with their terms and entitled to the benefits of the Indenture, and

(ii) the Exchange Guarantees will be duly and validly issued and the valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms.

5. Each of the Indenture and the Registration Rights Agreement constitutes the valid and binding obligation of each Relevant Party that is a party thereto, enforceable against such Relevant Party in accordance with its terms.

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc. and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers

December __, 2012

6. The form of the Indenture complies with the requirements of the Trust Indenture Act of 1939, as amended (the “TIA”).

7. The execution, delivery and performance by each of the Relevant Parties of each Transaction Document to which it is a party, the issuance of the Notes and the Exchange Notes and compliance by the Relevant Parties with the terms thereof and the consummation of the transactions contemplated thereby (including the application of the proceeds from the sale of the Securities as described under “Use of Proceeds” in the Preliminary Offering Memorandum and the Offering Memorandum) will not:

(a) in the case of any Relevant Party, violate its certificate of incorporation, bylaws, certificate of formation or limited liability company agreement, as applicable;

(b) breach or result in a default or the creation of any lien under any agreement or instrument listed in Schedule I.C (the “Applicable Contracts”) (except that we express no opinion with respect to financial covenants and other similar provisions in any Applicable Contract requiring financial calculations or determinations to ascertain compliance) or any order, writ, judgment, injunction, decree, determination or award listed in Schedule I.D; or

(c) result in a violation by any Relevant Party of any Applicable Laws, the Delaware General Corporation Law or the Delaware Limited Liability Company Act.

8. No authorization, approval or other action by, and no notice to or filing with, any United States federal or New York governmental authority or regulatory body, or any third party that is a party to an Applicable Contract, is required for (a) the due execution, delivery or performance by a Relevant Party of any Transaction Document to which it is a party, or (b) the application of the proceeds from the Notes by the Company as described under “Use of Proceeds” in the Preliminary Offering Memorandum and the Offering Memorandum, except, in each case, as may be required under the Securities Act of 1933, as amended (the “Securities Act”), and the TIA in connection with the registration statement described in the Preliminary Offering Memorandum and the Offering Memorandum and contemplated by the Registration Rights Agreement, and except (i) for a notice and determination required under the First Lien Credit Agreement and a notice required under the Second Lien Credit Agreement, which have been given and obtained, and (ii) that we express no opinion with respect to authorizations, approvals, actions, notices and filings that may be required in connection with financial covenants and other similar provisions in any Applicable Contract requiring financial calculations or determinations to ascertain compliance.

9. No Relevant Party is, or as a result of the transactions contemplated by the Transaction Documents is or will be after applying the proceeds from the offering as described in the Pricing Disclosure Package and the Offering Memorandum, required to register as an investment company under the Investment Company Act.

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc. and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers

December __, 2012

10. Based upon the representations, warranties and agreements of the Company and the Initial Purchasers in the Purchase Agreement, and assuming compliance with the offering and transfer procedures and restrictions described in the Offering Memorandum, it is not necessary in connection with the offer and sale of the Notes or the Guarantees to the Initial Purchasers under the Purchase Agreement, or in connection with the initial offer, resale or delivery of the Notes and the Guarantees by the Initial Purchasers in the manner contemplated by the Purchase Agreement, to register the Notes or the Guarantees under the Securities Act, or to qualify the Indenture under the TIA, except for any registration or qualification of the Notes that may be required in connection with the exchange offer contemplated by the Preliminary Offering Memorandum, the Offering Memorandum and the Registration Rights Agreement, it being understood that no opinion is expressed as to any subsequent resale of any Notes.

11. The statements set forth under the heading “Description of Notes” and “Exchange Offer; Registration Rights” in the Preliminary Offering Memorandum and the Offering Memorandum, insofar as such statements purport to summarize the terms of the Indenture, the Notes, the Guarantees and the Registration Rights Agreement, accurately summarize such documents in all material respects.

12. The statements set forth under the headings “Material United States Federal Income Tax Considerations” in the Preliminary Offering Memorandum and the Offering Memorandum, insofar as such statements purport to constitute summaries of the terms of statutes, rules and regulations, accurately summarize such statutes, rules and regulations in all material respects.

13. We are not representing any Relevant Party in any pending litigation in which it is a named defendant that challenges the validity or enforceability of, or seeks to enjoin the performance of the transactions contemplated by, the Transaction Documents.

The opinions set forth above are subject to the following qualifications and exceptions:

(a) Our opinions are limited to Applicable Laws and also include:

(i) in the case of our opinions in paragraphs 1, 3 and 7(a) and (c), the Delaware General Corporation Law and the Delaware Limited Liability Company Act, but in each case only to the extent based on our review thereof, without consideration of any judicial or administrative interpretation thereof;

(ii) in the case of our opinion in paragraph 2, to the limited extent set forth therein, the law of the states referred to in Schedule I.B;

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc. and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers

December __, 2012

(iii) in the case of our opinions in paragraphs 6, 8 and 10, the TIA;

(iv) in the case of our opinion in paragraph 9, the Investment Company Act;

(v) in the case of our opinions in paragraphs 8 and 10, the Securities Act; and

(vi) in the case of our opinion in paragraph 12, the Internal Revenue Code of 1986, as amended,

and we do not express any opinion herein concerning any other laws. Without derogating from the limitation on the scope of our opinion in this qualification (a), we note that we express no opinion in paragraph 7(c) or 8 with respect to the blue-sky laws of any jurisdiction in the United States.

(b) Our opinions are subject to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium or similar laws affecting the rights and remedies of creditors generally.

(c) Our opinions are subject to general principles of equity exercisable in the discretion of a court (including without limitation obligations and standards of good faith, fair dealing, materiality and reasonableness and defenses relating to unconscionability or to impracticability or impossibility of performance).

(d) We express no opinion in paragraph 4 or 5 with respect to

(i) The enforceability of indemnification provisions, or of waiver, release or exculpation provisions, contained in the Transaction Documents referred to therein to the extent that enforcement thereof is contrary to public policy regarding the indemnification against or release or exculpation of criminal violations, intentional harm, violations of securities laws or acts of gross negligence or willful misconduct or to the extent that the same relate to punitive damages.

(ii) Any waiver of defenses by a Guarantor in Article 10 of the Indenture.

(iii) Section 10.08 of the Indenture, to the extent that such Section limits the obligation of a Guarantor under Article 10 of the Indenture.

(e) With respect to our opinion in paragraph 1, we have relied exclusively upon the certificates of public officials described in Schedule I.A hereto.

In the course of our acting as counsel to the Company in connection with the preparation of the Offering Memorandum, we reviewed the Pricing Disclosure Package and the Offering Memorandum and participated in conferences with officers and other representatives of the

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc. and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers

December __, 2012

Company, representatives of the Initial Purchasers and counsel for the Initial Purchasers, and representatives of the independent public accountants and independent reserve engineers for the Company, at which the contents of the Pricing Disclosure Package and the Offering Memorandum and related matters were discussed. We did not participate in the preparation of some of the documents filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and incorporated by reference in or otherwise used in the preparation of the Pricing Disclosure Package or the Offering Memorandum. The purpose of our professional engagement was not to establish or confirm factual matters set forth in Pricing Disclosure Package or the Offering Memorandum, and we have not undertaken to verify independently any of such factual matters. Moreover, many of the determinations required to be made in the preparation of the Pricing Disclosure Package and the Offering Memorandum involve matters of a non-legal nature. Subject to the foregoing, we confirm to you, on the basis of the information we gained in the course of performing the services referred to above, nothing came to our attention that caused us to believe that:

(a) the Pricing Disclosure Package, as of _:__ p.m., eastern time, on December __, 2012, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(b) the Offering Memorandum, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

provided that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Pricing Disclosure Package or the Offering Memorandum (except as otherwise specifically stated in paragraphs 11 and 12), and we do not express any belief with respect to the financial statements and related notes and schedules and other financial data, or oil and gas reserves or prospects, production data or related geological data, or statistical data derived from such financial, oil and gas reserves, prospects, production data or geological data, contained in or omitted from the Pricing Disclosure Package or the Offering Memorandum.

This opinion letter is rendered to you in connection with the transactions contemplated by the Transaction Documents. Without our prior written consent, this opinion letter may not be relied upon by any person other than you and the other Initial Purchasers (except that Wilmington Trust, National Association, in its individual capacity and not as the Trustee, also may rely on paragraphs 1, 3, 5, 6, 7 and 8 of this opinion, subject to the same limitations and qualifications contained herein as are applicable to you and the other Initial Purchasers) or by you, the other Initial Purchasers or Wilmington Trust, National Association for any other purpose.

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc. and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers

December __, 2012

This opinion letter has been prepared, and is to be understood, in accordance with customary practice of lawyers who regularly give and lawyers who regularly advise recipients regarding opinions of this kind, is limited to the matters expressly stated herein and is provided solely for purposes of complying with the requirements of the Purchase Agreement, and no opinions may be inferred or implied beyond the matters expressly stated herein. The opinions expressed herein are rendered and speak only as of the date hereof and we specifically disclaim any responsibility to update such opinions subsequent to the date hereof or to advise you of subsequent developments affecting such opinions. We note that we only represent the Relevant Parties and their affiliates with respect to specific transactions, including the transactions contemplated by the Transaction Documents, and we are not general outside counsel for the Relevant Parties and their affiliates.

Respectfully submitted,

RHS/WPW/JH/CC/JB

SCHEDULE I

SECTION A

CERTIFICATES OF PUBLIC OFFICIALS

Rex Entity	State	Type of Certificate	Date of Certificate
The Company	Delaware	Existence and Good Standing	December __, 2012

Rex Energy Operating Corp.	Delaware	Existence and Good Standing	December __, 2012

PennTex Resources Illinois, Inc.	Delaware	Existence and Good Standing	December __, 2012

Rex Energy I, LLC	Delaware	Existence and Good Standing	December __, 2012

Rex Energy IV, LLC	Delaware	Existence and Good Standing	December __, 2012

R.E. Gas Development, LLC	Delaware	Existence and Good Standing	December __, 2012

Rex Energy Rockies, LLC	Delaware	Existence and Good Standing	December __, 2012

Butler Gas Processing LLC	Delaware	Existence and Good Standing	December __, 2012

Rex Energy Marketing LLC	Delaware	Existence and Good Standing	December __, 2012

NorthStar #3, LLC	Delaware	Existence and Good Standing	December __, 2012

Water Solutions Holdings LLC	Delaware	Existence and Good Standing	December __, 2012

Keystone Clearwater Solutions, LLC	Delaware	Existence and Good Standing	December __, 2012

Cocoa Properties I, LLC	Delaware	Existence and Good Standing	December __, 2012

SECTION B

STATES WHERE QUALIFIED TO DO BUSINESS

Rex Entity	State	Date of Certificate
Company	Indiana Illinois Pennsylvania	December __, 2012 December __, 2012 December __, 2012

Rex Energy Operating Corp.	Colorado Indiana Illinois Ohio Pennsylvania New York	December __, 2012 December __, 2012 December __, 2012 December __, 2012 December __, 2012 December __, 2012

PennTex Resources Illinois, Inc.	Indiana Illinois Pennsylvania	December __, 2012 December __, 2012 December __, 2012

Rex Energy I, LLC	Indiana Illinois Pennsylvania New York West Virginia New Mexico	December __, 2012 December __, 2012 December __, 2012 December __, 2012 December __, 2012 December __, 2012

Rex Energy IV, LLC	Indiana Illinois Pennsylvania	December __, 2012 December __, 2012 December __, 2012

R.E. Gas Development, LLC	Ohio Pennsylvania	December __, 2012 December __, 2012

SECTION C

APPLICABLE CONTRACTS

[To be inserted.]

SECTION D

ORDERS, WRITS, JUDGMENTS, INJUNCTIONS, DECREES, DETERMINATIONS AND AWARDS

[None.]

Annex A-2

Form of Opinion of Jennifer McDonough

Annex A-2-1

[Letterhead of Rex Energy Corporation]

November [__], 2012

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc., and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers (as defined below)

c/o Wells Fargo Securities, LLC

One Wachovia Center

301 South College Street

Charlotte, NC 28288

Ladies and Gentlemen:

I am the vice president, general counsel and secretary of Rex Energy Corporation, a Delaware corporation (the “Company”), and have acted as such in connection with the transactions contemplated by the Purchase Agreement dated as of November [__], 2012 (the “Purchase Agreement”) between the Company and certain of its subsidiaries and you, as representatives of the initial purchasers listed in Schedule I thereto (the “Initial Purchasers”). This opinion letter is furnished to you solely for purposes of complying with the requirements of Section 7(g) of the Purchase Agreement.

In connection with this opinion letter, I have examined original counterparts or copies of original counterparts of the following documents:

(a) The Purchase Agreement.

(b) The Indenture dated as of the date hereof among the Company, the guarantors party thereto and Wilmington Trust, National Association, as trustee.

(c) The ___.___% Senior Notes due 2020 (the “Notes”) issued as of the date hereof by the Company, together with the notations of guarantee of the Subsidiaries attached thereto.

(d) The Registration Rights Agreement dated as of the date hereof among the Company and certain of its subsidiaries and you.

(e) The Preliminary Offering Memorandum dated November ___, 2012 relating to the offering of the Notes (together with the pricing information set forth and any other documents referred to in Schedule 3 to the Purchase Agreement, the “Pricing Disclosure Package”).

(g) The Offering Memorandum dated November [__], 2012 (the “Offering Memorandum”) relating to the offering of the Notes.

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc., and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers

November     , 2012

In rendering the opinions expressed below, I have assumed:

(i) The genuineness of all signatures.

(ii) The authenticity of the originals of the documents submitted to me.

(iii) The conformity to authentic originals of any documents submitted to me as copies.

As to matters of fact, I have relied, without independent investigation or verification, upon the representations of the Rex Parties made or otherwise incorporated in the Purchase Agreement and representations and statements made in certificates of public officials and officers of the Company and its subsidiaries.

I have not independently established the validity of the foregoing assumptions.

Based upon the foregoing, and subject to the qualifications and limitations herein set forth, I am of the opinion that, to my knowledge and except as described in the Pricing Disclosure Package and the Offering Memorandum, there are no legal or governmental actions, suits, arbitrations or other proceedings pending to which the Company or any of its subsidiaries is a party that would be required to be described in a registration statement filed with the Securities and Exchange Commission, and to my knowledge, no such proceedings have been overtly threatened in writing by governmental authorities or other persons.

The opinions set forth above are subject to the following qualifications and exceptions:

(a) My opinions are limited to the laws, rules and regulations of the State of Pennsylvania and I do not express any opinion herein concerning any other laws.

(b) When used in this opinion, the words “my knowledge” signify that, in the course of my rendering legal services for the Company, no information with respect to statements in such opinion has come to my actual attention that would lead me to conclude that such statements are untrue. I have not made any special examination of my files or the files of the Company, any investigation of court or other public records, or any inquiry with any other person to determine the existence or absence of such facts.

This opinion letter is rendered to you and the other Initial Purchasers in connection with the transactions contemplated in the Purchase Agreement. This opinion letter may not be relied upon by any person other than you and the other Initial Purchasers, or by you or the other Initial Purchasers for any other purpose, without my prior written consent.

This opinion letter has been prepared, and is to be understood, in accordance with customary practice of lawyers who regularly give and lawyers who regularly advise recipients regarding opinions of this kind, is limited to the matters expressly stated herein and is provided solely for purposes of complying with the requirements of the Purchase Agreement, and no opinions may be inferred or implied beyond the matters expressly stated herein. The opinions

Wells Fargo Securities, LLC,

KeyBanc Capital Markets Inc.,

SunTrust Robinson Humphrey, Inc., and

RBC Capital Markets, LLC,

    as representatives of the Initial Purchasers

November     , 2012

expressed herein are rendered and speak only as of the date hereof and I specifically disclaim any responsibility to update such opinions subsequent to the date hereof or to advise you of subsequent developments affecting such opinions.

This opinion letter is rendered to you by the undersigned as general counsel and on behalf of the Company. Recourse with respect to this opinion letter is limited to the Company and there shall be no recourse against the undersigned individually with respect to this opinion letter.

Respectfully submitted,